3D SYSTEMS

3D Systems Acquires NextDent to Transform Digital Dentistry

January 31, 2017



3D SYSTEMS

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In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345

Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. These risks and uncertainties include, but are not limited to: the ultimate timing, outcome and results of integrating the operations of Vertex-Global Holding B.V.; the effects of the business combination of 3D Systems and Vertex-Global Holding B.V., including the combined company's future financial condition, results of operations, strategy and plans; expected synergies and other benefits from the proposed transaction and the ability of 3D Systems to realize such synergies and other benefits. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly report on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

3D SYSTEMS

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Transaction Summary

- Combination of revolutionary materials and Figure 4 platform allows us to deliver transformative digital production solutions
- Vertex-Global develops materials for traditional and 3D printing dental applications under the Vertex Dental and NextDent brands
- We plan to continue to offer existing portfolio and serve current customers
- Expected to be immediately accretive to non-GAAP EPS and cash generation

Transforming Digital Dentistry Workflow


DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE





- Transforming and automating digital dentistry workflow
- Creating plug and play production solutions from dentist's chair to the dental lab

Vertex-Global Holding

- Provider of dental materials under the Vertex Dental and NextDent brands
- Based in The Netherlands
- Leading global innovator and provider of photopolymer, thermoplastic, polymer and monomer materials for traditional and 3D printing dental applications
- Provides biocompatible and CE certified materials to dental labs, clinics, dentists and research institutions through a global network of distributors

Revolutionary Materials

- Twelve dental 3D printing materials
- Print trays, models, drilling templates, orthodontic splints, crowns and bridges
- Regulatory approval for use in more than 70 countries
- Solutions for dentists, dental labs and teaching and training institutions



Experienced Team



- Rik Jacobs will lead worldwide dental business
- Connie Peterse-van der Koppel will lead dental development and regulatory efforts
- Will deliver materials innovation, regulatory compliance, manufacturing efficiency and vertical solutions expertise



3D SYSTEMS

Q&A Session

In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345

Thank You